EXHIBIT 10.8
AMENDMENT TO
AGREEMENT AND PLAN OF MERGER
     THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (the “Amendment”) is made as of this 3rd day of August 2005, by and among Tekelec, a California corporation (“Tekelec”), Santera Systems Inc., a Delaware corporation (“Santera”), certain stockholders of Santera, and Austin Ventures VI, L.P., a Delaware limited partnership (“Austin Ventures”), as the Representative. Capitalized terms used herein that are not otherwise defined have the meanings set forth in the Agreement and Plan of Merger dated as of April 30, 2003 by and between Tekelec, Luke Acquisition Corp., Santera, the stockholders of Santera (the “Stockholders”), and the Representative (the “Merger Agreement”).
     WHEREAS, Tekelec, Santera, the Stockholders, and the Representative desire to amend the Merger Agreement;
     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tekelec, Santera, the Stockholders, and the Representative agree as follows:
     Section 1. Amendment. The following Section 12.20 is added to Article XII of the Merger Agreement:
     “Section 12.20 Acknowledgement and Agreement.
          (a) Effective upon the August Call Closing Date (as defined in Section 3.4 of the Stockholders’ Agreement dated as of April 30, 2003, as amended August 2, 2005, Tekelec, Santera, the stockholders of Santera (the “Stockholders”), and the Representative (the “Stockholders’ Agreement”)), Tekelec and Santera hereby acknowledge and agree that neither the Representative nor any Legacy Santera Stockholder which has delivered to the Escrow Agent (for further delivery to Tekelec) a completed and executed copy of the Letter of Transmittal in accordance with the terms of Section 3.4 of the Stockholders’ Agreement shall have any further obligations under this Agreement, including without limitation, any obligations under Article XI hereof, except that the obligations of such Parties under Section 7.2(e) hereof shall continue in full force and effect.
          (b) Effective upon the August Call Closing Date (as defined in the Stockholders’ Agreement), the Legacy Santera Stockholders and the Representative hereby acknowledge and agree that neither Tekelec nor Santera has any further obligations under this Agreement, including without limitation, any obligations under Article XI hereof, except that the obligations of such parties under Section 7.2(e) hereof shall continue in full force and effect.”
     Section 2. Representations. Each of Tekelec and Santera hereby represent and warrant that it has the full right, power and authority to enter into this Amendment and the documents related hereto and upon the execution of this Amendment by Tekelec, Santera, the Representative and the other Legacy Santera Stockholders who are parties to this Amendment, the Merger Agreement, as amended by this Amendment, shall be binding on, and enforceable against, it. Each of the Representative and each of the Legacy Santera Stockholders who are parties to this Amendment (“Signing Legacy Stockholders”) hereby represents and warrants that it has the full right, power and authority to enter into this Amendment and the documents related hereto and upon the execution by Tekelec, Santera, the Representative and the other Legacy Santera Stockholders who are parties to this Amendment, the Merger Agreement, as amended by this Amendment, shall be binding on, and enforceable against, it.
     Section 3. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware.
     Section 4. Entire Agreement. This Amendment constitutes the entire agreement between Santera, Tekelec, the Stockholders, and the Representative relating to the subject matter hereof, and any previous understanding and/or agreement between Tekelec, Santera, the Legacy Santera Stockholders, and the Representative regarding the subject matter hereof is superseded by this Amendment.
     Section 5. Counterparts. This Amendment may be executed in counterparts, each which shall be deemed an original, and all of which shall constitute one and the same instrument.
* * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day first above written.

SANTERA SYSTEMS INC.

By:	/s/ Frederick M. Lax

Name:	Frederick M. Lax
Title:	Chairman of the Board of Directors

TEKELEC

By:	/s/ Frederick M. Lax

Name:	Frederick M. Lax
Title:	President and Chief Executive Officer

By:	/s/ Ronald W. Buckly

Name:	Ronald W. Buckly
Title:	Senior Vice President, Corporate
Affairs and General Counsel

AUSTIN VENTURES VI, L.P., as Representative

By:	AV Partners VI, L.P., its General Partner

By:	/s/ Edward E. Olkkola

Edward E. Olkkola, General Partner

AUSTIN VENTURES VI, L.P.

By:	AV Partners VI, L.P., its General Partner

By:	/s/ Edward E. Olkkola

Edward E. Olkkola, General Partner

AUSTIN VENTURES VI AFFILIATES FUND, L.P.

By:	AV Partners VI, L.P., its General Partner

By:	/s/ Edward E. Olkkola

Edward E. Olkkola, General Partner

AUSTIN VENTURES VIII, L.P.

By:	AV Partners VIII, L.P., its General Partner

By:	/s/ Edward E. Olkkola

Edward E. Olkkola, General Partner

REDPOINT VENTURES II, L.P., by its General Partner, Redpoint Ventures II, LLC

By:	/s/ R. Thomas Dyal

R. Thomas Dyal, Managing Director

REDPOINT ASSOCIATES II, LLC, as nominee

By:	/s/ R. Thomas Dyal

R. Thomas Dyal, Managing Director

REDPOINT TECHNOLOGY PARTNERS Q-I, L.P., by its General Partner, Redpoint Ventures I, LLC

By:	/s/ R. Thomas Dyal
Name:	R. Thomas Dyal
Title:	Managing Director

REDPOINT TECHNOLOGY PARTNERS A-I, L.P., by its General Partner, Redpoint Ventures I, LLC

By:	/s/ R. Thomas Dyal
Name:	R. Thomas Dyal
Title:	Managing Director

MERITECH CAPITAL PARTNERS L.P.

By:	Meritech Capital Associates L.L.C. its General Partner

By:	Meritech Management Associates L.L.C. a managing member

By:	/s/ Michael B. Gordon
Name:	Michael B. Gordon
Title:	Managing Director

MERITECH CAPITAL AFFILIATES L.P.

By:	Meritech Capital Associates L.L.C. its General Partner

By:	Meritech Management Associates L.L.C. a managing member

By:	/s/ Michael B. Gordon
Name:	Michael B. Gordon
Title:	Managing Director

SEQUOIA CAPITAL FRANCHISE FUND, L.P.

By: SCFF Management, LLC

A Delaware Limited Liability Company General Partner

By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

SEQUOIA CAPITAL FRANCHISE PARTNERS, L.P.

By: SCFF Management, LLC

A Delaware Limited Liability Company General Partner

By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

SEQUOIA CAPITAL VIII, L.P.

By: SC VIII Management, LLC

A California Limited Liability Company General Partner

By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII, L.P.

By: SC VIII Management, LLC

A California Limited Liability Company General Partner

By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII (Q), L.P.

By: SC VIII Management, LLC A California Limited Liability Company General Partner

By: Name:	/s/ Mark Stevens Mark Stevens
Title:

SEQUOIA 1997

By: Name:	/s/ Mark Stevens Mark Stevens
Title:

CMS PARTNERS LLC

By: Name:	/s/ Mark Stevens Mark Stevens
Title:

INSTITUTIONAL VENTURE PARTNERS VIII, L.P., by its General Partner, Institutional Venture Management VIII, LLC

By:	/s/ R. Thomas Dyal
R. Thomas Dyal, Managing Director

IVM INVESTMENT FUND VIII, LLC, by its

Manager,Institutional Venture Management VIII,

LLC

By:	/s/ R. Thomas Dyal
R. Thomas Dyal, Managing Director

BROADBAND FUND, L.P., by its General Partner, BBF Management, LLC, by its Manager, Institutional Venture Management VIII, LLC

By:	/s/ R. Thomas Dyal
R. Thomas Dyal, Managing Director